1 Investor Review Q3 2017 Exhibit 99.1

2 About the Data INVESTOR REVIEW This data and other information described herein are as of and for the three months ended September 30, 2017, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in VEREIT, Inc.'s (the "Company", "VEREIT", "us", "our" and "we") Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Report on Form 10-Q for the three months ended September 30, 2017. Effective January 1, 2017, the Company determined certain non-GAAP measures and operating metrics, which include portfolio metrics, should exclude the impact of properties owned by the Company for the month beginning with the date that (i) the related mortgage loan is in default, and (ii) management decides to transfer the properties to the lender in connection with settling the mortgage note obligation and ending with the disposition date, to better reflect the ongoing operations of the Company. The Company did not update data presented for periods prior to March 31, 2017, and the three months then ended, as the impact on non-GAAP measures, including AFFO and Normalized EBITDA, and operating metrics was immaterial. See the definitions section for a description of the Excluded Properties. Tenants, Trademarks and Logos VEREIT is not affiliated with, is not endorsed by, does not endorse and is not sponsored by or a sponsor of the products or services pictured or mentioned. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies. All data is as of September 30, 2017 and based on Annualized Rental Income (“ARI”), unless otherwise noted.   For definitions and reconciliations of the Company's non-GAAP measures and operating metrics, please view the Definitions & Reconciliations section of this presentation. www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

3 Forward-Looking Statements INVESTOR REVIEW Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which reflect VEREIT’s expectations regarding future events and VEREIT's future financial condition, results of operations and business. The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Generally, the words “expects,” “anticipates,”“assumes,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions identify forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond VEREIT’s control. If a change occurs, VEREIT’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: VEREIT’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; the developments disclosed herein; VEREIT’s ability to execute on and realize success from its business plan; VEREIT’s ability to meet its updated 2017 guidance; the unpredictability of the business plans and financial condition of VEREIT’s tenants; the impact of impairment charges in respect of certain of VEREIT’s properties or other assets; risks associated with pending government investigations and litigations related to VEREIT's previously disclosed audit committee investigation; the inability of Cole Capital to regain its prior level of capital raise; the ability to retain or hire key personnel; and continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in VEREIT’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov. VEREIT disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law. www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

4 Contents INVESTOR REVIEW Company Overview 5 Portfolio Metrics & Analysis 11 Key Financial Highlights 23 Highlights & Guidance 27 Contact Information 30 Definitions & Reconciliations 31 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

‹#› DRA F T a Company Overview Q3 2017

6 VEREIT focuses on net-lease real estate • Property types focused on single-tenant retail, restaurant, office and industrial • Large, diversified platform including approximately 4,100 properties and 92 million square feet • Long-term net-lease structure provides stable and predictable rent stream payments • Diverse portfolio across sectors, geographies and tenants • Capital provider for corporate America • Manages $7.8 billion of gross real estate assets on behalf of the Cole Capital® non-listed REITs VEREIT is a full-service real estate operating company with investment management capability www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. COMPANY OVERVIEW Company Snapshot $14.7 billion Book Value of Total Assets Retail1 2,117 Properties Industrial & Distribution1 146 Properties Restaurants1 1,732 Properties Office1 89 Properties 1) Omits one Excluded Property, and 9 properties that consist of billboards, land and parking lots.

7 VEREIT Is a Full-Service Real Estate Operating Company COMPANY OVERVIEW www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

8 VEREIT has established best-in-class corporate governance through the reconstitution of its Board of Directors and implementing significant improvements www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. COMPANY OVERVIEW Corporate Governance Board of Directors Corporate Governance • Opted-out of Maryland anti-takeover statutes • Majority voting for uncontested director elections • Stockholder rights plan limits • Proxy access • Clawback policy for the potential recoupment of officer compensation • 2015 Form 10-K filed with clean audit opinion and remediation of all material weaknesses and 2016 Form 10-K filed with clean audit opinion • Hugh R. Frater - Non-Executive Chairman ◦ Former Chairman and CEO, Berkadia • Glenn J. Rufrano - Director ◦ Chief Executive Officer, VEREIT, Inc. • David B. Henry - Independent Director ◦ Former Vice Chairman and CEO, Kimco Realty Corporation • Mary Hogan Preusse - Independent Director ◦ Former Managing Director and Co-Head of Americas Real Estate APG Asset Management US • Richard J. Lieb - Independent Director ◦ Managing Director and Chairman of Real Estate Greenhill &Co., LLC • Mark S. Ordan - Independent Director ◦ Chief Executive Officer, Quality Care Properties • Eugene A. Pinover - Independent Director ◦ Partner and Chair of Real Estate Practice, DLA Piper • Julie G. Richardson - Independent Director ◦ Former Partner and Managing Director, Providence Equity

9 VEREIT Has a Best-in-Class Management Team Glenn J. Rufrano Chief Executive Officer • Since assuming role of CEO on April 1, 2015, has reconstituted Board of Directors, formalized new management team and implemented business plan to guide the Company’s strategy • Prior to VEREIT, was Chairman and CEO of O’Connor Capital Partners, a real estate investment firm he co-founded in 1983 • From 2010 to 2013 was President and CEO of Cushman & Wakefield • Previously held executive leadership roles at Centro Properties Group and New Plan Excel Realty Trust • Serves on Board of Ventas and previously served on Boards of General Growth Properties and Trizec Properties • Oversees the Company’s legal and regulatory affairs • Prior to joining VEREIT, served as EVP, General Counsel and the Chief Compliance Officer for Revlon, the global cosmetics company, where she was responsible for legal and regulatory affairs, served on senior operating committee and oversaw corporate governance • Previously served as SVP - Law for MacAndrews & Forbes, Inc., Assistant United States Attorney for the Southern District of New York, and as an associate with Stillman & Friedman P.C. and Fried, Frank, Harris, Shriver & Jacobson LLP • Law degree from Columbia Law School and undergraduate degree from the Wharton School, University of Pennsylvania • Oversees the accounting, external reporting, financial planning & analysis, treasury and IT functions at VEREIT, including support for both VEREIT and the Cole REITs. • Prior to joining VEREIT, served as EVP and CFO of Cushman & Wakefield from 2012 to 2015 • Prior to Cushman, was CFO for EXOR, Inc., a leading European investment company from 1991 to 2012, where he was involved in over 15 U.S. acquisitions and divestitures ranging in size from $20mm to $700+mm • Served on Board of Directors of Cushman & Wakefield • Responsible for VEREIT’s asset management, property management, construction management, underwriting, credit analysis and leasing • Also serves on VEREIT investment committee, which reviews each asset to ensure alignment with the Company’s objectives • Previously was founder of CapLease (NYSE:LSE), a net-lease REIT, where he served as CEO from 2001-2014 and Chairman from 2007-2014 • Provides strategic direction and oversees all aspects of management including external and internal sales, product development and due diligence, broker-dealer relationship management, securities operations and capital markets • Prior to joining Cole, served as SVP and Director of National Accounts for American Funds, where he was responsible for leading business development, strategy and relationship management with broker-dealers, as well as the global banking channel in the U.S. • Oversees VEREIT’s real estate transaction activities for single-tenant retail, office and industrial and anchored shopping centers including acquisitions, sale-leaseback transactions, build-to-suits and dispositions • Previously served as President and CEO of Opus West Corporation from 1993 to 2009, where he was responsible for design, construction and development of more than 50 million square feet of commercial real estate • Served as VP, Real Estate Development for Koll Company prior to Opus West Michael J. Bartolotta Executive Vice President and Chief Financial Officer Lauren Goldberg Executive Vice President, General Counsel and Secretary Paul McDowell Executive Vice President and Chief Operating Officer Thomas W. Roberts Executive Vice President and Chief Investment Officer Bill Miller Executive Vice President, Investment Management; President and CEO of Cole Capital COMPANY OVERVIEW www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

10 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. þ April 2015 – Glenn Rufrano began as CEO þ June 2015 – Appointed Deloitte & Touche LLP as VEREIT’s independent registered public accountant þ July 2015 – Changed name to VEREIT, Inc., moved to the NYSE and began trading under the ticker VER þ August 2015 – Board of Directors adopted several shareholder- friendly Corporate Governance enhancements þ August 2015 - Introduced Business Plan: A Foundation for Growth þ 2015 – Completed $1.4 billion of dispositions; Achieved $0.84 AFFO per diluted share; Reduced debt by $2.4 billion including secured and unsecured debt; Created $1.8 billion of capacity on revolving line of credit; Reduced Net Debt to Normalized EBITDA from 7.5x to 7.0x þ February 2016 – Announced that VEREIT remediated all material weaknesses that existed as of December 31, 2014 þ May 2016 – Announced issuance of $1 billion of senior notes and $300 million term loan, allowing the Company to later refinance $1.3 billion of bonds coming due in February 2017, staggering the debt repayment and improving the maturity schedule þ August 2016 – Completed offering of 69 million shares of common stock; Upon closing, announced net proceeds from the offering to be approximately $702.5 million þ November 2016 – Received an investment grade rating of 'BBB-' with a Stable outlook from Fitch Ratings þ 2016 – Completed $1.14 billion of dispositions; Achieved $0.78 AFFO per diluted share; Reduced debt by $1.7 billion including secured and unsecured debt; Created $2.3 billion of capacity on revolving line of credit; Reduced Net Debt to Normalized EBITDA from 7.0x to 5.7x þ January 2017 – Announced Cole Capital® raised $487.2 million of new capital during 2016, an increase of approximately 80% over 2015 þ February 2017 – Announced substantial completion of the core components of the 2015 business plan and, in certain areas, exceeded expectations; Timely filing of VEREIT's Annual Report on Form 10-K þ April 2017 – Moody's and S&P upgraded the Company to investment grade1 þ May 2017 – Announced $200 million share repurchase program þ August 2017 – Announced issuance of $600 million of senior notes with a term of 10 years COMPANY OVERVIEW Key Accomplishments 1) S&P had previously rated the Company's bonds investment grade. Since April 2015, VEREIT successfully implemented its business plan, enhanced its portfolio, de-levered its balance sheet and achieved investment-grade ratings

‹#› DRA F T a Portfolio Metrics & Analysis Q3 2017

12 Key Portfolio Metrics PORTFOLIO As of 9/30/2017 Operating Properties 4,093 Total square feet (in millions) 92.2 Annualized Rental Income $1.1 Billion Economic Occupancy Rate 99.0% WALT (years) 9.5 Investment Grade 1 40.1% Number of tenants 651 Number of industries 43 Number of states 2 49 Top 10 tenant concentration 28.8% Gross Real Estate Investments $14.7 Billion 1) Investment-grade tenants are those with an S&P credit rating of BBB- or higher or a Moody's credit rating of Baa3 or higher. The ratings may reflect those assigned by S&P or Moody's to the lease guarantor or the parent company, as applicable. 2) The Company’s properties are also located in Puerto Rico (3 properties) and Canada (1 property). 3) Restaurant category includes Casual Dining (14.3%) and Quick Service (8.8%). Retail: 40.6% Restaurant: 22.9% Industrial and Distribution: 16.2% Office: 20.3% Portfolio Property Type Lease Expiration (Annualized Rental Income Expiring as a % of Total Portfolio) 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 0.4% 2.6% 4.6% 3.7% 7.3% 7.1% 6.5% 9.2% 5.6% 7.4% 3 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

13 Geographically Diverse Portfolio PORTFOLIO www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

14 Portfolio Diversification by Tenant PORTFOLIO 1) Bold indicates investment grade. Ratings may reflect those of the tenant, guarantor or a related parent company. Tenant Group % ARI Public /Private Ratings1 Red Lobster 6.8% Private B- Walgreens 3.3% Public BBB Family Dollar 3.2% Public BB+ Dollar General 3.0% Public BBB CVS 2.7% Public BBB+ FedEx 2.7% Public BBB Albertson's 2.1% Private B+ BJ's Wholesale Club 1.7% Private B- Citizens Bank 1.7% Public A- Petsmart 1.6% Private B L.A. Fitness 1.5% Private B+ Goodyear 1.5% Public BB Tractor Supply 1.4% Public NR Amazon 1.2% Public AA- Advance Auto Parts 1.1% Public BBB- Home Depot 1.0% Public A Lowe's 1.0% Public A- General Service Administration 1.0% Private AA+ Merrill Lynch 1.0% Private A+ AON 1.0% Public A- Rite Aid 0.9% Public B Bloomin' Brands 0.8% Public BB Best Buy 0.8% Public BBB- Bass Pro Shops (Cabela's) 0.8% Private B+ Northrop Grumman 0.8% Public BBB+ Tenant Group % ARI Public /Private Ratings1 Academy Sports 0.8% Private CCC+ Sun Trust Bank 0.8% Public A- Wal-Mart 0.7% Public AA Border Holdings, LLC 0.7% Private NR Stripes 0.7% Private NR Winn-Dixie 0.7% Private NR Healthnow 0.7% Private BBB Apple American Group, LLC 0.7% Private NR Talbots 0.6% Private B- GMRI, Inc 0.6% Public BBB Wendab Associates 0.6% Private NR Kohl's 0.6% Public BBB- Golden Corral 0.6% Private NR RSA Security 0.6% Private BB+ Rubbermaid 0.6% Public BBB- General Mills 0.6% Public BBB+ TJ Maxx 0.6% Public A+ Hanesbrands 0.5% Public BB Exelis 0.5% Public BBB- Rolls-Royce 0.5% Public NR ConAgra Foods 0.5% Public BBB Cigna 0.5% Public A Mattress Firm 0.5% Private NR DaVita Dialysis 0.5% Public BB Bed Bath & Beyond 0.5% Public BBB+ • VEREIT owns and actively manages a diversified credit portfolio of net-lease real estate assets primarily comprised of single-tenant properties • 50 tenants individually represent 0.5% or greater of ARI, comprising 60.1% of the total portfolio. The remaining 601 tenants comprise 39.9% of the portfolio • 26 of the 50 tenants are investment-grade rated • 31 of the 50 tenants are public companies www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

15 Property Type Analysis: Retail 1) Includes 10 anchored shopping centers, representing 1.7% of ARI. 2) Occupancy costs are calculated as rent per the lease terms, divided by property level sales for the year ended December 31, 2015. Property level sales data was collected for 67.9% of retail and restaurant properties required to provide sales reports, representing 40.0% of retail and restaurant properties owned for the entirety of the previous calendar year (percentages based on property count). Property level sales are based on sales reports provided by tenants of retail and restaurant properties. Data presented is for properties owned by the Company and for which the Company received sales data for the entirety of the previous calendar year. Retail Portfolio 1 Operating Properties 2,117 Rentable Square Feet 32,941 Economic Occupancy Rate 99.4% Weighted Average Remaining Lease Term 9.5 Investment-Grade Tenants 45.6% Flat leases 34.3% NNN leases 67.3% Annualized Rental Income 40.6% • Primarily single-tenant, freestanding retail properties with creditworthy tenants • Main retail traffic thoroughfare • Strong trade area demographics • Top 5 MSAs (13.7%): Chicago, IL; Dallas, TX; Atlanta, GA; Detroit, MI; Austin, TX Walgreens Family Dollar Dollar General CVS Albertson's Citizens Bank L.A. Fitness Tractor Supply BJ's Wholesale Club Advance Auto Parts 8.2% 8.0% 7.5% 6.0% 5.1% 4.2% 3.8% 3.5% 3.4% 2.6% PORTFOLIO Industry 2015 Occupancy Cost 2 Target % Discount 6.8% 6.0 - 8.0% Grocery & Supermarket 2.7% 2.0 - 4.0% Home & Garden 2.1% 2.0 - 4.0% Motor Vehicle 8.6% 8.0 - 10.0% Pharmacy 5.3% 4.0 - 6.0% Other 3.9% N/A Tenant Diversification (% based on ARI of retail properties) www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

16 Property Type Analysis: Retail PORTFOLIO Size, Diversity and Single Tenant Focus Protects Against Disruptors VEREIT's strategy of well-positioned single tenant properties in a diversified portfolio - made optimum by our size - helps protect against a variety of cyclical and secular disruptors. In today's retail environment, one of the key disruptors is the evolution of e-commerce. Retailers who embrace e-commerce and have the resources to implement omnichannel distribution are proving successful. Fundamentals of retail should not be forgotten. Those who continue to provide true retail value - merchandise, price and service - will also thrive. The core retail merchandise groups within our portfolio are dominated by discount; pharmacy; grocery; home and garden and convenience. A full listing is provided herein. Within each category, our focus is to create a portfolio that can both service omnichannel distribution while always considering the consumer experience. Combined, 91% of our retail and restaurant tenant base is service and/or retail merchandise categories with lower online disruption. Ultimate credit protection is a function of multi-layer diversification. The prior pages present information such as geographies, weighted average lease term and tenant margin analysis. The following breakdown provides a deeper look into the retail tenant diversification of the VEREIT portfolio by merchandise category. VEREIT's Single-Tenant Retail Advantages • Dominated by off-price and necessity shopping; only 0.2% of income is derived from Apparel & Jewelry, far less than other retail formats • Approximately 65% of retail revenue derived from public companies • Credit tenants on long-term leases with substantial capital investment (45.6% investment grade) • Generally, no use restrictions or co-tenancy issues • Ability to target desired tenants and industries Diversified Retail Portfolio Industry Group % ARI Retail - Discount 7.5% Retail - Pharmacy 6.7% Retail - Grocery & Supermarket 4.5% Retail - Home & Garden 3.2% Finance 3.1% Retail - Gas & Convenience 2.6% Retail - Motor Vehicle 2.2% Retail - Sporting Goods 2.0% Entertainment & Recreation 1.6% Retail - Warehouse Clubs 1.6% Retail - Medical Services 1.0% Retail - Pet Supply 0.9% Retail - Department Stores 0.7% Retail - Home Furnishings 0.6% Retail - Electronics & Appliances 0.5% Rental 0.5% Retail - Specialty (Other) 0.4% Retail - Hobby, Books & Music 0.3% Retail - Apparel & Jewelry 0.2% All Other 1 0.5% Total 40.6% 1) Includes 11 industries that each represent 0.2% or less. ARI reflects retail properties only and does not include restaurants, office and industrial www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

17 Property Type Analysis: Retail Category by Percent of Portfolio ARI PORTFOLIO Retail - Discount Tenant % ARI Investment Grade Family Dollar 3.2% Dollar General 3.0% ü Wal-Mart 0.7% ü Dollar Tree 0.2% Ross 0.1% ü TJ Maxx 0.1% ü Cost Plus <0.1% ü Gabe's <0.1% Big Lots <0.1% ü Five Below <0.1% Savers <0.1% Marshall's <0.1% ü Shopko Hometown <0.1% Total 7.5% Retail - Pharmacy Tenant % ARI InvestmentGrade Walgreens 3.3% ü CVS 2.4% ü Rite Aid 0.9% Total 6.7% Retail - Grocery & Supermarket Tenant % ARI Investment Grade Albertson's 2.1% Kroger 0.4% ü Giant Eagle 0.2% Harps Grocery 0.2% Dahl's 0.2% Natural Grocers 0.1% Koninklijke Ahold 0.1% ü Bi-Lo's Grocery 0.1% Publix 0.1% Stop & Shop 0.1% ü Whole Foods 0.1% ü Trader Joe's 0.1% Food Lion 0.1% ü Dominick's 0.1% Family Fare Supermarket 0.1% Sprouts 0.1% Fresh Thyme Farmers Market 0.1% Glen's Market <0.1% Price Rite <0.1% The Fresh Market <0.1% Hy-Vee <0.1% Harris Teeter <0.1% ü Food 4 Less <0.1% ü Apple Market <0.1% Safeway Stores <0.1% Total 4.5% Retail - Home & Garden Tenant % ARI Investment Grade Tractor Supply 1.4% Lowe's 1.0% ü Home Depot 0.4% ü Bed Bath & Beyond 0.1% ü Garden Ridge 0.1% Floor & Décor 0.1% Pier 1 Imports <0.1% Sherwin- Williams <0.1% ü Northern Tool & Equipment <0.1% Lumber Liquidators <0.1% Leslie's Pool & Spa <0.1% Total 3.2% Finance Tenant % ARI Investment Grade Citizens Bank 1.7% ü Sun Trust Bank 0.7% ü US Bank 0.2% ü PLS Check Cashers 0.2% Sovereign Bank <0.1% ü Bank of America <0.1% ü Synovus Bank <0.1% PNC Bank <0.1% ü Community Bank <0.1% Fifth Third Bank <0.1% ü First Bank <0.1% Huntington National Bank <0.1% ü Region's Bank <0.1% ü Key Bank <0.1% ü Travis Credit Union <0.1% TCF National Bank <0.1% ü Wells Fargo <0.1% ü Scottrade <0.1% TitleMax of Georgia, Inc. <0.1% Cashland <0.1% Edward Jones <0.1% Chase Bank <0.1% ü Accomplishments Through People <0.1% Total 3.1% NOTE: Amounts may not total due to rounding. ARI reflects retail properties only and does not include restaurants, office and industrial www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

18 Property Type Analysis: Retail Category by Percent of Portfolio ARI PORTFOLIO Retail - Convenience Tenant % ARI Investment Grade Stripes 0.7% Thorntons Oil 0.4% Kum & Go 0.4% Pantry Gas & Convenience 0.3% RaceTrac 0.2% SuperAmerica 0.1% Irving Oil 0.1% Pilot Flying J 0.1% Circle K 0.1% ü WaWa 0.1% 7-Eleven <0.1% ü Susser Road Ranger <0.1% Sunoco <0.1% ü MotoMart <0.1% GetGo <0.1% Total 2.6% Retail - Motor Vehicle Tenant % ARI Investment Grade Advance Auto Parts 1.1% ü CarMax 0.3% Lube Stop 0.1% AutoZone 0.1% ü O'Reilly Auto Parts 0.1% ü Mister Car Wash 0.1% Americas's PowerSports, Inc. 0.1% Goodyear 0.1% Take 5 Oil Change 0.1% Tire Kingdom <0.1% Monro Muffler <0.1% NTW / Big O Tires <0.1% National Tire & Battery <0.1% ü Bridgestone Tire <0.1% Tires Plus <0.1% Jiffy Lube <0.1% Big O Tires <0.1% ü Total 2.2% Retail - Warehouse Clubs Tenant % ARI Investment Grade BJ's Wholesale Club 1.4% Sam's Club 0.3% ü Total 1.6% Entertainment & Recreation Tenant % ARI Investment Grade L.A. Fitness 1.5% 24 Hour Fitness 0.1% Anytime Fitness <0.1% Total 1.6% Retail - Sporting Goods Tenant % ARI Investment Grade Bass Pro Shops (Cabela's) 0.8% Academy Sports 0.8% Dick's Sporting Goods 0.2% West Marine 0.2% iFit Golf <0.1% Total 2.0% Retail - Medical Services Tenant % ARI Investment Grade Fresenius Medical Care 0.5% ü DaVita Dialysis 0.3% Physicians Immediate Care 0.1% St. Luke's Urgent Care <0.1% Physicians Dialysis <0.1% Lenscrafters <0.1% Dental Dream <0.1% Aspen Dental <0.1% Smile Brands of Tennessee <0.1% Accelerated Rehab <0.1% Cascade Chiropractic <0.1% Advanced Dental Implant and Denture Center, LLC <0.1% Dr. Elie El-Hage, D.D.S <0.1% Artis Senior Living - Stearns <0.1% Total 1.0% Retail - Pet Supply Tenant % ARI Investment Grade Petsmart 0.8% Petco 0.1% Total 0.9% NOTE: Amounts may not total due to rounding. ARI reflects retail properties only and does not include restaurants, office and industrial www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

19 Property Type Analysis: Retail Category by Percent of Portfolio ARI PORTFOLIO Rental Tenant % ARI Investment Grade Aaron Rents 0.4% Vanguard Car Rental 0.1% ü Sunbelt Rentals <0.1% Total 0.5% Retail - Specialty (Other) Tenant % ARI Investment Grade Ulta Salon 0.1% Toys R Us 0.1% Coborn's Liquor Store <0.1% Babies R Us <0.1% Ca$h Wi$e <0.1% BevMo! <0.1% The Vitamin Shoppe <0.1% GNC <0.1% Sally Beauty Supply <0.1% Austin Custom Winery <0.1% Tinder Box <0.1% Cigarettes Cheaper <0.1% Total 0.4% Retail - Hobby, Books & Music Tenant % ARI Investment Grade Hobby Lobby 0.3% Michael's <0.1% Jo-Ann's <0.1% Music & Arts Center <0.1% GameStop <0.1% Total 0.3% Retail - Apparel & Jewelry Tenant % ARI Investment Grade DSW 0.1% Bob's Stores 0.1% Charming Charlie <0.1% Shoe Carnival <0.1% Justice <0.1% Catherines <0.1% Maurice's <0.1% Men's Wearhouse <0.1% Total 0.2% Other Services Tenant % ARI Investment Grade Massage Envy <0.1% Weight Watchers <0.1% 4th Street Laundromat <0.1% Fantastic Sam's <0.1% Tic Tac Nails <0.1% Great Nails <0.1% Nail Paradise <0.1% Passion's Nail and Spa <0.1% MM's Nails <0.1% Le Nails <0.1% BP Nails <0.1% Cuts By Us <0.1% Cool Cuts 4 Kids <0.1% Nail Care Salon <0.1% All Cleaners <0.1% Supercuts <0.1% Total 0.2% Retail - Department Stores Tenant % ARI Investment Grade Kohl's 0.6% ü Beall's 0.1% Total 0.7% NOTE: Amounts may not total due to rounding. ARI reflects retail properties only and does not include restaurants, office and industrial www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. Retail - Electronics & Appliances Tenant % ARI Investment Grade Best Buy 0.5% ü CompUSA <0.1% Conn's <0.1% Total 0.5% Retail - Home Furnishings Tenant % ARI Investment Grade Mattress Firm 0.5% At Home 0.1% Ashley Furniture <0.1% Sleep Train <0.1% Kirklands <0.1% Sleep America <0.1% Total 0.6%

20 Property Type Analysis: Restaurants 1) Includes Casual Dining (14.3%) and Quick Service (8.8%). 2) Occupancy costs are calculated as rent per the lease terms, divided by property level sales for the year ended December 31, 2015. Property level sales data was collected for 67.9% of retail and restaurant properties required to provide sales reports, representing 40.0% of retail and restaurant properties owned for the entirety of the previous calendar year (percentages based on property count). Property level sales are based on sales reports provided by tenants of retail and restaurant properties. Data presented is for properties owned by the Company and for which the Company received sales data for the entirety of the previous calendar year. Restaurant Portfolio Operating Properties 1,732 Rentable Square Feet 8,328 Economic Occupancy Rate 95.3% Weighted Average Remaining Lease Term 13.2 Investment-Grade Tenants 2.8% Flat leases 7.4% NNN leases 99.4% Annualized Rental Income 22.9% • Single-tenant quick service, casual and family dining properties • Creditworthy tenants, including franchisors, operating strong national and regional brands • Main retail traffic thoroughfare • Strong trade area demographics • Top 5 MSAs (13.3%): Atlanta, GA; Dallas, TX; Chicago, IL; Tampa, FL; Detroit, MI • According to Nation's Restaurant News - which publishes the top industry brands based on system-wide sales - 86% of our casual dining tenants and 78% of our quick service restaurants are ranked in the top 25 of their respective category. Red Lobster Bloomin' Brands Border Holdings, LLC Apple American Group, LLC GMRI, Inc Wendab Associates Golden Corral Neighborhood Restaurant Partners Florida, LLC Cracker Barrel DineEquity Inc. 29.7% 3.5% 3.2% 2.9% 2.8% 2.8% 2.7% 2.2% 2.0% 2.0% PORTFOLIO Industry1 2015 Occupancy Cost 2 Target % Casual Dining 6.5% 6.75 - 8.0% Quick Service 7.3% 7.5 - 8.5% Tenant Diversification (% based on ARI of restaurant properties) www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

21 Property Type Analysis: Industrial & Distribution Industrial & Distribution Portfolio Operating Properties 146 Rentable Square Feet 37,649 Economic Occupancy Rate 100.0% Weighted Average Remaining Lease Term 8.3 Investment-Grade Tenants 55.3% Flat leases 23.0% NNN leases 53.2% Annualized Rental Income 16.2% • Property types include single-tenant distribution and warehouse facilities with creditworthy tenants • Essential and strategic locations with 87% dedicated to distribution or warehousing • Close proximity to ports railways, major freeways and/or interstate highways • Top 5 MSAs (23.9%): Jacksonville, FL; New York, NY; Philadelphia, PA; Columbia, SC; Stockton, CA FedEx Goodyear Amazon Winn-Dixie Rubbermaid General Mills Hanesbrands TJ Maxx Tiffany & Co. Nestle Holdings 16.6% 8.5% 7.7% 4.4% 3.7% 3.6% 3.3% 3.1% 3.0% 2.9% PORTFOLIO Tenant Diversification (% based on ARI of industrial & distribution properties) www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

22 Property Type Analysis: Office Office Portfolio Operating Properties 89 Rentable Square Feet 13,310 Economic Occupancy Rate 97.4% Weighted Average Remaining Lease Term 6.2 Investment-Grade Tenants 59.0% Flat leases 10.0% NNN leases 21.6% Annualized Rental Income 20.3% • Property types include single-tenant corporate headquarters and business operations with creditworthy tenants • Strategic location with 33% serving as corporate headquarters and 67% focused on corporate operations • Strong 10-mile demographics and local business environment • Top 5 MSAs (35.6%): Chicago, IL; Dallas, TX; Boston, MA; Washington, DC; New York, NY General Service Administration Merrill Lynch AON Northrop Grumman Petsmart Healthnow RSA Security Exelis Rolls-Royce Cigna 4.9% 4.8% 4.7% 4.0% 3.8% 3.4% 3.0% 2.6% 2.6% 2.6% PORTFOLIO Tenant Diversification (% based on ARI of office properties) www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

‹#› DRA F T a Key Financial Highlights Q3 2017

24 Enhanced Balance Sheet and Credit Metrics Credit Metric Summary 9/30/17 Adjusted Debt Outstanding ($bn) 5.9 Net Debt to Normalized EBITDA Annualized 5.51x Fixed Charge Coverage Ratio 3.08x Interest Coverage Ratio 4.06x Net Debt Leverage Ratio 38.4% Unencumbered Asset Ratio 72.2% Secured Debt Ratio 13.6% Total Unencumbered Assets ($bn) 11.1 KEY FINANCIALS www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

25 54.3% 13.6% 18.6% 7.0% 6.5% Capital Structure Overview KEY FINANCIALSShares and dollars in thousands, expect per share values Q3-2017 Capitalization Capitalization Table Wtd. Avg. Maturity (Years) Rate (1) September 30, 2017 Diluted Shares and Units Outstanding 1,000,634 Stock Price $ 8.29 Implied Equity Market Capitalization $ 8,295,256 Series F Perpetual Preferred (2) 6.70% $ 1,070,853 Mortgage notes payable (3) 4.5 4.87% $ 2,072,725 Secured Term Loan 0.2 5.81% 13,714 Total Secured Debt 4.4 4.88% $ 2,086,439 2018 Convertible Notes 0.8 3.00% 597,500 2019 Corporate Bonds 1.4 3.00% 750,000 2020 Convertible Notes 3.2 3.75% 402,500 2021 Corporate Bonds 3.7 4.13% 400,000 2024 Corporate Bonds 6.4 4.60% 500,000 2026 Corporate Bonds 8.7 4.88% 600,000 2027 Corporate Bonds(4) 9.9 3.95% 600,000 Total Unsecured Debt 4.8 3.84% $ 3,850,000 Total Adjusted Debt Outstanding 4.7 4.21% $ 5,936,439 Total Capitalization $ 15,302,548 Less: Cash and Cash Equivalents 54,363 Enterprise Value $ 15,248,185 Net Debt / Enterprise Value 38.6% Net Debt / Normalized EBITDA Annualized 5.51x Net Debt + Preferred / Normalized EBITDA Annualized 6.51x Fixed Charge Coverage 3.08x Liquidity (5) $ 2,354,363 1) Weighted-average interest rate for variable-rate debt represents the interest rate in effect as of September 30, 2017. 2) Balance represents 42.8 million shares outstanding at September 30, 2017 multiplied by the liquidation preference of $25 per share. 3) Omits one mortgage note payable secured by an Excluded Property with Debt Outstanding of $16.2 million and an interest rate of 9.48%. 4) On August 11, 2017, the Company closed a senior note offering and subsequently used a portion of the proceeds from the offering to repay borrowings under the credit facility's $500.0 million term loan facility (the "Credit Facility Term Loan"). 5) Liquidity represents cash and cash equivalents of $54.4 million and $2.3 billion available capacity on our revolving credit facility. 9/30/17 Common Equity 54.3% Corporate Bonds 18.6% Secured Debt 13.6% Preferred Equity 7.0% Convertible Notes 6.5% Fixed Rate 98.4% Swapped to Fixed Rate 1.3% Variable Rate 0.3% www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

26 Mortgage notes payable (1) Unsecured credit facility (2) Corporate bonds Convertible notes Secured term loan $2,500 $2,000 $1,500 $1,000 $500 $0 Remaining 2017 2018 (1) 2019 2020 2021 2022 2023 Thereafter $18 $315 $158 $973 $753 $2,372 $668$680 Debt Maturity Profile Dollars in millions • Weighted average debt term is 4.7 years • Weighted average interest rate is 4.21% 1) Omits one mortgage note payable secured by an Excluded Property with Debt Outstanding of $16.2 million and an interest rate of 9.48%. 2) One-year extension option on 6/30/2018 unsecured credit facility is available at the Company's election, subject to no existing default, an extension fee and other customary provisions. 50% 40% 30% 20% 10% 0% Remaining 2017 2018 2019 2020 2021 2022 2023 Thereafter 0.5% 11.2% 16.4% 11.3% 12.7% 5.3% 2.7% 39.9% KEY FINANCIALS www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

‹#› DRA F T a Highlights & Guidance Q3 2017

28 VEREIT Strengthens Portfolio Through Continued Capital Allocation With Net Acquisitions; Improves Balance Sheet and Debt Maturity Schedule With 10-Year Bond Issuance HIGHLIGHTS & GUIDANCE Q3 2017 Highlights Third Quarter 2017 Highlights • Net Income of $16.5 million and Net Loss per diluted share of $(0.00) • Achieved $0.19 AFFO per diluted share including $0.02 from Cole Capital® • Completed $248.9 million of acquisitions and $65.4 million of dispositions and $45.0 million of acquisitions and $42.7 million of dispositions subsequent to the quarter • Decreased Debt from $6.1 billion to $5.9 billion and Net Debt increased from $5.7 billion to $5.9 billion, or 38.4% Net Debt to Gross Real Estate Investments • Net Debt to Normalized EBITDA increased from 5.4x to 5.5x • Issued $600.0 million of senior notes to repay borrowings under the $500.0 million term loan with the remaining proceeds used to pay down secured debt • Cole Capital® raised $66.4 million of new equity capital • Company increases AFFO per diluted share guidance range from $0.71 - $0.73 to $0.73 - $0.74 (see reconciliation to earnings per share beginning on Page 32) www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

29 2017 Guidance HIGHLIGHTS & GUIDANCEConsolidated Adjusted Funds From Operations per Diluted Share (Unaudited) Key Guidance Assumptions: • Increased AFFO per diluted share guidance range from $0.71 - $0.73 to $0.73 - $0.74 • Dispositions and acquisitions each totaling $450 million to $600 million at an average cash cap rate of 6.5% to 7.5% • Real estate operations: ◦ Average occupancy of approximately 98.0% ◦ Same-store rental growth between 0.0% and 0.3% • Cole Capital contribution approximating $0.035 of AFFO per diluted share: ◦ Capital raise of $280 million to $300 million, excluding DRIP ◦ Cole acquisitions of $800 million to $1.0 billion • The Company also expects to target balance sheet net debt to normalized EBITDA between 5.7x and 6.0x 2017 Per Share Low High Diluted net income per share attributable to common stockholders (1) $ 0.01 $ 0.02 Gain on disposition of real estate assets, net (2) (0.05) (0.05) Depreciation and amortization of real estate assets 0.69 0.69 Impairment of real estate (2) 0.03 0.03 FFO attributable to common stockholders and limited partners per diluted share 0.68 0.69 Adjustments (3) 0.05 0.05 AFFO attributable to common stockholders and limited partners per diluted share $ 0.73 $ 0.74 Notes: The estimated net income per diluted share is not a projection and is provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission. (1) Includes impact of dividends to be paid to preferred shareholders and excludes the effect of non-controlling interests and the impact of the extinguishment of debt. Includes the impact of the gain on sale and impairment of real estate for the nine months ended September 30, 2017. (2) Includes actual amounts for the nine months ended September 30, 2017. (3) Includes (i) non-routine items such as acquisition-related costs, litigation and other non-routine costs, net of insurance recoveries, gains or losses on sale of investment securities or mortgage note receivables, legal settlements and insurance recoveries not in the ordinary course of business, (ii) certain non-cash items such as impairments of intangible assets and goodwill, straight-line rental revenue, gains or losses on derivatives, reserves for loan loss, gains or losses on the extinguishment or forgiveness of debt, non-current portion of the tax benefit or expense, equity-based compensation and amortization of intangible assets, deferred financing costs, premiums and discounts on debt and investments, above-market lease assets and below-market lease liabilities and (iii) the AFFO impact of Excluded Properties and related non-recourse mortgage notes. www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

30 800.606.3610 Phoenix 2325 East Camelback Road Suite 1100 Phoenix, AZ 85016 602.778.6000 New York City 5 Bryant Park 23rd Floor New York, NY 10018 212.413.9100 Investor Relations 877.405.2653 InvestorRelations@VEREIT.com Contact Us CONTACT Registered Stockholders Computershare (Transfer Agent) P.O. Box 43078 Providence, RI 02940 By overnight delivery Computershare 250 Royal Street Canton, MA 02021 Telephone inquiries TFN 855.866.0787 (US, CA, Puerto Rico) TN 781.575.3100 (non-US) Email web.queries@computershare.com Follow Us LinkedIn www.linkedin.com/company/vereit Twitter twitter.com/vereitinc YouTube https://www.youtube.com/channel/ UCUNu7AUOolITuwpNhr2JEGg Flickr https://www.flickr.com/ photos/143027056@N07/ www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

‹#› DRA F T a Definitions & Reconciliations Q3 2017

32 Definitions INVESTOR REVIEW Annualized Rental Income is rental revenue under our leases on Operating Properties on a straight-line basis, which includes the effect of rent escalations and any tenant concessions, such as free rent, and excludes any bad debt allowances and any contingent rent, such as percentage rent. Management uses Annualized Rental Income as a basis for tenant, industry and geographic concentrations and other metrics within the portfolio. Annualized Rental Income is not indicative of future performance. Debt Outstanding and Adjusted Debt Outstanding are non-GAAP measures that represent the Company's outstanding principal debt balance, excluding certain GAAP adjustments, such as premiums and discounts, financing and issuance costs, and related accumulated amortization. Beginning in 2017, Adjusted Debt Outstanding omits the outstanding principal balance of mortgage notes secured by Excluded Properties. We believe that the presentation of Debt Outstanding and Adjusted Debt Outstanding, which show our contractual debt obligations, provides useful information to investors to assess our overall liquidity, financial flexibility, capital structure and leverage. Debt Outstanding and Adjusted Debt Outstanding should not be considered as alternatives to the Company's consolidated debt balance as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP. EBITDA and Normalized EBITDA Normalized EBITDA, as disclosed, represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to exclude non- routine items such as acquisition-related expenses, litigation, merger and other non-routine transactions costs, net of insurance recoveries, gains or losses on sale of investment securities or mortgage notes receivable and legal settlements and insurance recoveries not in the ordinary course of business. We also exclude certain non-cash items such as impairments of goodwill and real estate and intangible assets, straight-line rental revenue, gains or losses on derivatives, gains or losses on the extinguishment or forgiveness of debt, write-off of program development costs, and amortization of intangibles, above-market lease assets and below-market lease liabilities. Beginning in 2017, Normalized EBITDA omits the Normalized EBITDA impact of Excluded Properties. Management believes that excluding these costs from EBITDA provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. The Company believes that Normalized EBITDA is a useful non-GAAP supplemental measure to investors and analysts for assessing the performance of the Company's business segments. Therefore, Normalized EBITDA should not be considered as an alternative to net income, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. The Company uses Normalized EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. Normalized EBITDA may not be comparable to similarly titled measures of other companies. Economic Occupancy Rate equals the sum of square feet leased (including month-to- month agreements) divided by Rentable Square Feet. Excluded Properties are properties for which (i) the related mortgage loan is in default, and (ii) management decides to transfer the properties to the lender in connection with settling the mortgage note obligation. Excluded Properties during the three months ended and at March 31, 2017, were one vacant office property and one vacant industrial property, comprising an aggregate of 578,000 square feet with aggregate Debt Outstanding of $41.8 million. Excluded Properties during the three months ended June 30, 2017, were two vacant office properties and five industrial properties, two of which were vacant. Excluded Properties at June 30, 2017, and during the three months ended September 30, 2017, were two vacant office properties and one vacant industrial property, comprising an aggregate 991,000 square feet with aggregate Debt Outstanding of $83.9 million. At September 30, 2017, the Excluded Property was one vacant industrial property, comprising 307,275 square feet with Debt Outstanding of $16.2 million. Fixed Charge Coverage Ratio is the sum of (i) Interest Expense, excluding non-cash amortization, (ii) secured debt principal amortization on Adjusted Debt Outstanding and (iii) dividends attributable to preferred shares divided by Normalized EBITDA. Management believes that Fixed Charge Coverage Ratio is a useful supplemental measure of our ability to satisfy fixed financing obligations. www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

33 Definitions INVESTOR REVIEW Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO"): Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), an industry trade group, has promulgated a supplemental performance measure known as FFO, which we believe to be an appropriate supplemental performance measure to reflect the operating performance of a REIT. FFO is not equivalent to our net income or loss as determined under U.S. GAAP. NAREIT defines FFO as net income or loss computed in accordance with U.S. GAAP, excluding gains or losses from disposition of property, depreciation and amortization of real estate assets and impairment write-downs on depreciable real estate including the pro rata share of adjustments for unconsolidated partnerships and joint ventures. We calculated FFO in accordance with NAREIT's definition described above. In addition to FFO, we use AFFO as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. AFFO, as defined by the Company, excludes from FFO non-routine items such as acquisition-related expenses, litigation and other non-routine costs, net of insurance recoveries, gains or losses on sale of investment securities or mortgage notes receivable and legal settlements and insurance recoveries not in the ordinary course of business. We also exclude certain non- cash items such as impairments of goodwill and intangible assets, straight-line rental revenue, gains or losses on derivatives, reserves for loan loss, gains or losses on the extinguishment or forgiveness of debt, non-current portion of the tax benefit or expense, equity-based compensation and amortization of intangible assets, deferred financing costs, premiums and discounts on debt and investments, above-market lease assets and below-market lease liabilities. Effective January 1, 2017, we determined to omit the impact of the Excluded Properties and related non-recourse mortgage notes from FFO to calculate AFFO. Management believes that excluding these costs from FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. AFFO allows for a comparison of the performance of our operations with other publicly-traded REITs, as AFFO, or an equivalent measure, is routinely reported by publicly-traded REITs, and we believe often used by analysts and investors for comparison purposes. For all of these reasons, we believe FFO and AFFO, in addition to net income (loss), as defined by U.S. GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net income (loss) and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs. Neither the SEC, NAREIT, nor any other regulatory body has evaluated the acceptability of the exclusions used to adjust FFO in order to calculate AFFO and its use as a non-GAAP financial performance measure. Gross Real Estate Investments represent total gross real estate and related assets of Operating Properties, including net investments in unconsolidated entities, investment in direct financing leases, investment securities backed by real estate and loans held for investment, net of gross intangible lease liabilities. www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

34 Definitions INVESTOR REVIEW Interest Coverage Ratio equals Normalized EBITDA divided by Interest Expense, excluding non-cash amortization. Management believes that Interest Coverage Ratio is a useful supplemental measure of our ability to service our debt obligations. Interest Expense, excluding non-cash amortization is a non-GAAP measure that represents interest expense incurred on the outstanding principal balance of our debt. This measure excludes (i) the amortization of deferred financing costs, premiums and discounts, which is included in interest expense in accordance with GAAP, and (ii)the impact of Excluded Properties and related non-recourse mortgage notes. We believe that the presentation of Interest Expense, excluding non-cash amortization, which shows the interest expense on our contractual debt obligations, provides useful information to investors to assess our overall solvency and financial flexibility. Interest Expense, excluding non-cash amortization should not be considered as an alternative to the Company's interest expense as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company's financial information prepared in accordance with GAAP. Net Debt is a non-GAAP measure used to show the Company's Adjusted Debt Outstanding, less all cash and cash equivalents. We believe that the presentation of Net Debt provides useful information to investors because our management reviews Net Debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage. Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments. We believe that the presentation of Net Debt Leverage Ratio provides useful information to investors because our management reviews Net Debt Leverage Ratio as part of its management of our overall liquidity, financial flexibility, capital structure and leverage. Normalized EBITDA Annualized equals Normalized EBITDA, for the respective quarter, multiplied by four. Net Debt to Normalized EBITDA Annualized equals Net Debt divided by the current quarter Normalized EBITDA multiplied by four. We believe that the presentation of Net Debt to Normalized EBITDA Annualized provides useful information to investors because our management reviews Net Debt to Normalized EBITDA Annualized as part of its management of our overall liquidity, financial flexibility, capital structure and leverage. Operating Properties refers to all properties owned by the Company and beginning in 2017, it omits Excluded Properties owned by the Company as of the reporting date. Rentable Square Feet is leasable square feet of Operating Properties. Secured Debt Ratio equals secured Adjusted Debt Outstanding divided by Adjusted Debt Outstanding. Unencumbered Asset Ratio equals unencumbered Gross Real Estate Investments divided by Gross Real Estate Investments. Management believes that Unencumbered Asset Ratio is a useful supplemental measure of our overall liquidity and leverage. Weighted Average Remaining Lease Term is the number of years remaining on each respective lease, weighted based on Annualized Rental Income of Operating Properties. www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

35 Reconciliations (in thousands, except share and per share data) INVESTOR REVIEW Net income $ 16,494 Adjustments: Interest expense 71,708 Depreciation and amortization 176,523 Provision for income taxes 2,053 Proportionate share of adjustments for unconsolidated entities 845 EBITDA $ 267,623 Loss on disposition of real estate assets, net 688 Impairments 6,363 Acquisition-related expenses 909 Litigation other non-routine costs, net of insurance recoveries 9,507 Gain on derivative instruments, net (1,294) Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities 1,210 Gain on extinguishment and forgiveness of debt, net (9,756) Net direct financing lease adjustments 491 Straight-line rent, net of bad debt expense related to straight-line rent (9,955) Program development costs write-off 110 Other amortization and non-cash charges (61) Proportionate share of adjustments for unconsolidated entities (39) Adjustment for Excluded Properties 1,323 Normalized EBITDA $ 267,119 Net income $ 16,494 Dividends on non-convertible preferred stock (17,973) Loss on disposition of real estate assets, net 688 Depreciation and amortization of real estate assets 171,576 Impairment of real estate 6,363 Proportionate share of adjustments for unconsolidated entities 565 FFO attributable to common stockholders and limited partners $ 177,713 Acquisition-related expenses 909 Litigation other non-routine costs, net of insurance recoveries 9,507 Gain on derivative instruments, net (1,294) Amortization of premiums and discounts on debt and investments, net (1,442) Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities 1,210 Net direct financing lease adjustments 491 Amortization and write-off of deferred financing costs 6,028 Amortization of management contracts 4,146 Deferred tax expense 6,277 Gain on extinguishment and forgiveness of debt, net (9,756) Straight-line rent, net of bad debt expense related to straight-line rent (9,955) Equity-based compensation expense 3,664 Other amortization and non-cash charges 739 Proportionate share of adjustments for unconsolidated entities (2) Adjustment for Excluded Properties 2,625 AFFO attributable to common stockholders and limited partners $ 190,860 Weighted-average shares outstanding - basic 974,167,088 Limited Partner OP Units and effect of dilutive securities 24,258,683 Weighted-average shares outstanding - diluted 998,425,771 FFO attributable to common stockholders and limited partners per diluted share $ 0.178 AFFO attributable to common stockholders and limited partners per diluted share $ 0.191 EBITDA and Normalized EBITDA Three Months Ended 9/30/17 FFO and AFFO Three Months Ended 9/30/2017 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

36 Reconciliations (dollars in thousands) INVESTOR REVIEW Interest Expense, excluding non-cash amortization $ 65,821 Normalized EBITDA 267,119 Interest Coverage Ratio 4.06x Interest Expense, excluding non-cash amortization $ 65,821 Secured debt principal amortization 2,981 Dividends attributable to preferred shares 17,973 Total fixed charges 86,775 Normalized EBITDA 267,119 Fixed Charge Coverage Ratio 3.08x Mortgage notes payable and other debt, net $ 2,115,633 Corporate bonds, net 2,820,164 Convertible debt, net 981,490 Credit facility, net — Total debt - as reported 5,917,287 Adjustments: Deferred financing costs, net 51,687 Net premiums (16,335) Debt Outstanding $ 5,952,639 Debt Outstanding - Excluded Properties (16,200) Adjusted Debt Outstanding 5,936,439 Interest expense - as reported $ (71,708) Less Adjustments: Amortization of deferred financing costs and other non- cash charges (6,063) Amortization of net premiums 1,478 Interest Expense, excluding non-cash amortization - Excluded Properties (1,302) Interest Expense, excluding non-cash amortization $ (65,821) Debt Three Months Ended 9/30/17 9/30/17 Interest Adjusted Debt Outstanding $ 5,936,439 Less: cash and cash equivalents 54,363 Net Debt 5,882,076 Normalized EBITDA annualized 1,068,476 Net Debt to Normalized EBITDA annualized ratio 5.51x Net Debt $ 5,882,076 Gross Real Estate Investments 15,336,016 Net Debt Leverage Ratio 38.4% Unencumbered Gross Real Estate Investments $ 11,073,165 Gross Real Estate Investments 15,336,016 Unencumbered Asset Ratio 72.2% Secured Debt Outstanding $ 2,086,439 Gross Real Estate Investments 15,336,016 Secured Debt Ratio 13.6% Financial and Operations Statistics and Ratios Three Months Ended 9/30/17 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.